EXHIBIT 10.1

THE SYMBOL ‘***’ IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT A PORTION

OF THE EXHIBIT HAS BEEN OMITTED AS CONFIDENTIAL.

MAY 20, 2010 AMENDMENT BETWEEN

ANGIOTECH PHARMACEUTICALS, INC. AND

COOK INCORPORATED MODIFYING JULY 9, 1997

LICENSE AGREEMENT AMONG ANGIOTECH

PHARMACEUTICALS, INC., BOSTON SCIENTIFIC

CORPORATION, AND COOK INCORPORATED

This Amendment is made and entered into as of this 20th day of May, 2010, by and between Angiotech Pharmaceuticals, Inc., a corporation organized under the laws of the Province of British Columbia (“Angiotech”) and Cook Incorporated, an Indiana corporation (“Cook”).

WHEREAS Angiotech, Cook and Boston Scientific Corporation (“BSC”) entered into the “License Agreement Among Angiotech Pharmaceuticals, Inc., Boston Scientific Corporation and Cook Incorporated” dated July 9, 1997, under which Angiotech agreed to license on a co-exclusive basis to Cook and BSC certain patent rights, license rights, and technology relating to the use of paclitaxel or certain other agents as a coating for certain medical devices, and Cook and Angiotech have amended that agreement on September 8, 2001, June 12, 2002 and September 24, 2004 (collectively, the “Angiotech License Agreement”);

WHEREAS Angiotech and Cook desire to amend the Angiotech License Agreement as it relates to Angiotech and Cook as provided herein;

NOW THEREFORE, Angiotech and Cook hereby agree as follows:

1. As between Angiotech and Cook, Section 4.2(a) of the Angiotech License Agreement is replaced in its entirety with the following:

4.2(a) Royalties on Eligible Peripheral Vascular Products. “Eligible Peripheral Vascular Products” means any Licensed Application in the Peripheral Vascular Field of Use. Within sixty (60) days after the end of each Contract Quarter during the term of the Cook License, Cook shall pay Angiotech the following royalty (the “Cook Peripheral Vascular Royalty”) on Net Sales during that Contract Quarter of Eligible Peripheral Vascular Products, for sales by Cook and/or its Affiliates during such Contract Quarter, calculated as follows:

(i) with respect to sales in a country of the European Union Geographical Area of units of Eligible Peripheral Vascular Products that are Stent Products, the Cook Peripheral Vascular Royalty shall be [***] percent ([***]%) of the Net Sales of such units of Eligible Peripheral Vascular Products;

(ii) with respect to sales in a country of the European Union Geographical Area of units of Eligible Peripheral Vascular Products, other than Stent Products, covered in the country of sale by one or more valid and enforceable claims of a patent included in the Patent Rights, the Cook Peripheral Vascular Royalty shall be [***] percent ([***]%) of the Net Sales of such units of Eligible Peripheral Vascular Products;

(iii) with respect to sales in a country other than a country of the European Union Geographical Area of units of Eligible Peripheral Vascular Products covered in the country of sale by one or more valid and enforceable claims of a patent included in the Patent Rights, the Cook Peripheral Vascular Royalty shall be [***] percent ([***]%) of the Net Sales of such units of Eligible Peripheral Vascular Products;

(iv) as a result of this Amendment, Cook need not calculate the Peripheral Vascular Base Unit Number as it no longer applies to the calculation of the Cook Peripheral Vascular Royalty; and

(v) with respect to sales of the ZILVER PTX™ product, the provisions of sections 4.2(a)(i-iv) and 4.3(b), as amended by this Amendment, shall apply from the date of the first commercial sale of this product in any country in the world.

2. As between Angiotech and Cook, Section [***] of the Angiotech License Agreement is amended by deleting the phrase: “[***]”.

3. Capitalized terms not otherwise defined in this Amendment will carry their meaning as set forth in the Angiotech License Agreement.

4. Cook and Angiotech expressly acknowledge that this Amendment shall not in any way bind BSC, and similarly, that Cook shall not in any way be bound by any amendment to the Angiotech License entered into exclusively between Angiotech and BSC.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date set forth above.

ANGIOTECH PHARMACEUTICALS, INC.	COOK INCORPORATED

By: /s/ William L. Hunter	By: /s/ Rob Lyles

Name: William L. Hunter	By: Rob Lyles

Title: President & CEO	Title: VP, Global Business Unit Leader

THE SYMBOL ‘***’ IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT A PORTION

OF THE EXHIBIT HAS BEEN OMITTED AS CONFIDENTIAL.